Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
US Vegan Climate ETF
(the “Fund”)
December 11, 2025
Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated November 30, 2025
The following information supplements and should be read in conjunction with the Fund’s Prospectus and SAI.
At the recommendation of Beyond Investing, LLC, the Fund’s investment adviser, the Board of Trustees of ETF Series Solutions has approved an amendment to Schedule A of the Investment Advisory Agreement to institute an advisory fee breakpoint of 0.50% at $150 million of the Fund’s average daily next assets effective immediately.
Effective immediately, the Adviser section of the Prospectus and the Investment Adviser section of the SAI are hereby revised as follows:
The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Fund in accordance with the following fee schedule:

Annual Rate	Average Daily Net Assets
0.60%	on the first $150 million
0.50%	in excess of $150 million

Please retain this Supplement with your Prospectus and SAI for future reference.